UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03386 )

Exact name of registrant as specified in charter: Putnam Health Sciences Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Health Sciences Trust

8|31|06

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Health Sciences Trust

8| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	52
Brokerage commissions	53
About the Trustees	54
Officers	60

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Health Sciences Trust: targeting growth opportunities in a dynamic sector

In 1982, the year Putnam Health Sciences Trust was introduced, the world’s first “test-tube” baby reached her fourth birthday and Barney Clark became the first person to receive a permanent artificial heart. Americans also witnessed the Tylenol scare, and a relatively new, rapidly spreading disease became known as AIDS.

In addition to generating a considerable amount of news, the health-care sector offers many investment opportunities. For more than 24 years, Putnam Health Sciences Trust has sought to capitalize on the growth potential of stocks in this sector. The fund invests across a range of health-care industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies, although international investing involves certain risks, such as currency fluctuations, economic instability, and unfavorable political developments.

In addition to its wide range of opportunities, the health-care sector offers another advantage for investors: its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations. Of course, investing in small and midsize companies increases the risk of greater price fluctuations. Also, the fund’s focus on a single sector means it involves more risk than a fund that invests more broadly. Therefore, the fund should be considered as just one component of a diversified investment portfolio.

Today, as Americans consider news of cloning, stem-cell research, and the continuing fight against AIDS, Putnam Health Sciences Trust remains focused on targeting growth opportunities for investors.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Stable demand, technolog- ical advancements, and attractive growth potential are a few reasons to consider investing in the health-care sector.

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking growth of capital who can accept the risk of investing in a single group of industries.

Highlights

• For the 12 months ended August 31, 2006, Putnam Health Sciences Trust’s class A shares returned 5.28% without sales charges.

• The fund’s primary benchmark, the S&P 500 Index, returned 8.88%. Its secondary benchmark, the Goldman Sachs Healthcare Index, returned 4.49%.

• The average return for the fund’s Lipper category, Health/Biotechnology Funds, was 3.25% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance Total return for class A shares for periods ended 8/31/06 Since the fund’s inception (5/28/82), average annual return is 13.22% at NAV and 12.97% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	8.77%	8.19%	131.86%	119.70%

5 years	3.03	1.92	16.10	9.99

3 years	10.89	8.91	36.34	29.19

1 year	5.28	–0.24	5.28	–0.24

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers The year in review

We are pleased to report that, for the 12 months ended August 31, 2006, your fund delivered a solid return at net asset value (NAV, or without sales charges). This return was ahead of results for the fund’s secondary benchmark, the Goldman Sachs Healthcare Index, and also exceeded the average return for Health/Biotechnology funds tracked by Lipper, Inc. However, the fund’s return was below that of its primary benchmark, the S&P 500 Index. It is important to note that most of the stocks in this benchmark index are not health-care related; as a result, strength in other industries enabled the index to deliver stronger results. Within the fund’s portfolio, performance was boosted by strength from stocks of pharmaceutical companies and drug distributors. Detracting from returns for the period was an underweight position in the strong-performing pharmaceutical sector and weakness in medical technology and biotechnology holdings.

Market overview

In general, stocks of companies in the health-care sector did not perform as well as those in the broader market during the year ended August 31, 2006. In particular, stocks of managed care, medical technology, and biotechnology companies struggled. Drug-company stocks were the strongest performers for the 12-month period. In the broader market, stocks delivered gains overall, despite significant challenges such as rising interest rates, soaring energy prices, and — late in the period — growing concerns about inflation and slowing economic growth. Although volatility increased late in the period, the fiscal year was marked by several highlights. For example, in the first calendar quarter of 2006, the S&P 500 Index delivered its strongest first-quarter gain since 1999, and investors were cheered by many positive economic trends, such as improved job creation and generally solid corporate profits. In addition, shortly after the close of the period, the Fed reached a pause in its series of interest-rate increases and decided not to raise rates for the first time in more than two years, noting that economic growth had moderated.

Strategy overview

In reviewing your fund’s strategy, it is important to remember that changes in the economic or market environment generally do not drive our decision-making process. Our strategy remains fairly constant in all market conditions. We take a bottom-up approach to stock selection, focusing on individual companies, the valuation of their stocks, and our assessment of their potential to deliver stronger performance than other companies in their industry.

During the period, we continued to keep the fund’s portfolio diversified across a wide range of health-care industries, including pharmaceuticals, health-care services, biotechnology, and medical technology. When selecting stocks, we look for companies that exhibit what we believe are high-quality growth characteristics, such as solid product pipelines, strong revenue and cash-flow growth, and stock prices that we consider attractive in relation to the company’s growth potential.

Your fund’s holdings

Reflecting the strength of the pharmaceutical sector, several drug stocks were among your fund’s top-performing holdings for the period. Stocks of large drug companies had struggled over the last few years,

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/06.

Equities

S&P 500 Index (broad stock market)	8.88%

Goldman Sachs Healthcare Index (health-care stocks)	4.49%

MSCI EAFE Index (international stocks)	24.28%

Russell Midcap Growth Index (midsize-company growth stocks)	6.00%

Bonds

Lehman Aggregate Bond Index (broad bond market)	1.71%

Lehman Government Bond Index (U.S. Treasury and agency securities)	1.18%

Citigroup World Government Bond Index (global government bonds)	0.56%

due to investor concerns about patent expirations and safety issues surrounding several high-profile drugs. Three drug companies performed particularly well during the period: Roche Holding and Novartis, both headquartered in Switzerland, and Japan-based Daiichi Sankyo. All three companies benefited from strong earnings growth and progress in developing their pipelines of new drugs.

Also contributing positively to fund performance during the period were pharmaceutical distribution companies Cardinal Health and AmerisourceBergen. Companies in this business buy drugs from manufacturers and then supply them to hospitals and pharmacies. Stock  prices in this subsector had declined sharply in recent years when investors became concerned about a change in the traditional business model. More recently, however, the companies have successfully completed their transition to the “fee-for-service” strategy and their stocks have recovered. By the close of the period, we had sold the fund’s position in AmerisourceBergen.

Your fund’s performance also bene-fited from our strategy with the stock of medical device manufacturer Guidant. We maintained an underweight position in Guidant until prospects of its acquisition by Johnson & Johnson fell through. At that point, we added to the position to take advantage of its

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

price declines. Guidant was subsequently acquired by Boston Scientific, another medical device manufacturer, at which point we sold the position to take profits.

Boston Scientific is also a fund holding, and its performance detracted from returns during the period, along with that of another device manufacturer, Medtronic, as sales growth slowed dramatically in the ICD (implantable cardioverter defibrillator) market. ICDs are electronic devices that are surgically implanted to prevent irregular heartbeats. A major factor in the slowdown in sales was the recall of several ICDs and pacemakers by Guidant in 2005 and 2006. At the close of the period, both stocks remained in the portfolio, as we believe the sluggish sales and recall concerns are short-term setbacks and, in our opinion, the stocks continue to offer an attractive risk/return tradeoff.

In the weak-performing biotech-nology industry, fund holding Amgen was a disappointment during the period. Amgen, which has a very successful anemia drug called Epogen, saw its stock price decline as investors became concerned about competition from Roche, which has developed a new anemia treatment for cancer patients. We believe the concerns may be overblown, particularly due to the uncertainty surrounding the approval of Roche’s new product. Fund performance was also dampened by

Top holdings This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Johnson & Johnson (6.9%)	Pharmaceuticals

Amgen, Inc. (6.7%)	Biotechnology

Roche Holding AG (6.5%)	Pharmaceuticals

Wyeth (5.0%)	Pharmaceuticals

Genentech, Inc. (4.8%)	Biotechnology

Novartis AG (4.6%)	Pharmaceuticals

Pfizer, Inc. (4.4%)	Pharmaceuticals

Medtronic, Inc. (4.3%)	Medical technology

Eli Lilly Co. (3.3%)	Pharmaceuticals

GlaxoSmithKline PLC ADR (3.2%)	Pharmaceuticals

our decision not to own AstraZeneca and Merck, two pharmaceutical companies that performed well during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

By the close of the fiscal year, we had made some modest shifts in the portfolio’s composition, including trimming the fund’s exposure to drug distributors, which have performed strongly, and increasing positions in medical technology and biotechnology stocks that we believe are undervalued. Despite near-term issues such as rising costs and health-care reform, we believe there currently are a number of attractive long-term investment opportunities in the health-care sector. It is likely that demand for treatments, drugs, and devices will continue to be fueled by the aging baby boomer population and developments such as the federal government’s Medicare Part D program, designed to help senior citizens pay for prescription medications.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, we also consider general themes at work in the market — and the health-care sector in particular.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	13.22%	12.97%	12.28%	12.28%	12.38%	12.38%	12.56%	12.41%	12.94%	13.30%

10 years	131.86	119.70	115.11	115.11	115.33	115.33	120.62	113.46	126.16	135.62
Annual average	8.77	8.19	7.96	7.96	7.97	7.97	8.23	7.88	8.50	8.95

5 years	16.10	9.99	11.83	9.99	11.84	11.84	13.26	9.57	14.68	17.58
Annual average	3.03	1.92	2.26	1.92	2.26	2.26	2.52	1.84	2.78	3.29

3 years	36.34	29.19	33.30	30.30	33.31	33.31	34.31	29.95	35.34	37.36
Annual average	10.89	8.91	10.06	9.22	10.06	10.06	10.33	9.13	10.61	11.16

1 year	5.28	–0.24	4.49	–0.35	4.50	3.53	4.75	1.35	5.02	5.54

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 8/31/96 to 8/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,511 and $21,533, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $21,346 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,616 and $23,562, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 8/31/06

			Lipper
	S&P 500	Goldman Sachs	Health/Biotechnology
	Index	Healthcare Index*	Funds category average†

Annual average
(life of fund)	13.70%	—	15.30%

10 years	134.70	208.23%	176.51
Annual average	8.91	11.91	10.43

5 years	25.53	22.15	20.18
Annual average	4.65	4.08	3.30

3 years	36.59	32.59	31.56
Annual average	10.95	9.86	9.37

1 year	8.88	4.49	3.25

Index and Lipper results should be compared to fund performance at net asset value.

* The Goldman Sachs Healthcare Index began operations on 8/29/96.

† Over the 1-, 3-, 5-, and 10-year periods ended 8/31/06 , there were 177, 159, 129, and 20 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 8/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$2.950		$2.950	$2.950	$2.950		$2.950	$2.950

Short-term	1.561		1.561	1.561	1.561		1.561	1.561

Total	$4.511		$4.511	$4.511	$4.511		$4.511	$4.511

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/05	$64.87	$68.46	$59.06	$62.22	$61.88	$63.96	$64.36	$65.64

8/31/06	63.67	67.20	57.11	60.42	60.21	62.23	62.97	64.64

Fund performance for most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	13.17%	12.92%	12.22%	12.22%	12.32%	12.32%	12.51%	12.36%	12.88%	13.24%

10 years	116.91	105.53	101.20	101.20	101.48	101.48	106.42	99.70	111.58	120.50
Annual average	8.05	7.47	7.24	7.24	7.26	7.26	7.52	7.16	7.78	8.23

5 years	18.28	12.07	13.93	12.05	13.93	13.93	15.39	11.65	16.84	19.78
Annual average	3.41	2.31	2.64	2.30	2.64	2.64	2.90	2.23	3.16	3.68

3 years	34.03	26.98	31.06	28.06	31.05	31.05	32.07	27.77	33.05	35.05
Annual average	10.26	8.29	9.44	8.59	9.43	9.43	9.72	8.51	9.99	10.53

1 year	4.44	–1.05	3.66	–1.14	3.66	2.70	3.92	0.55	4.17	4.70

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Health Sciences Trust from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.65	$ 9.42	$ 9.42	$ 8.17	$ 6.91	$ 4.39

Ending value (after expenses)	$1,002.20	$998.40	$998.30	$999.70	$1,000.80	$1,003.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.70	$ 9.50	$ 9.50	$ 8.24	$ 6.97	$ 4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,017.04	$1,018.30	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Average annualized expense
ratio for Lipper peer group†	1.61%	2.36	2.36%	2.11%	1.86%	1.36%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Health Sciences Trust	17%	31%	50%	53%	65%

Lipper Health/Biotechnology
Funds category average	136%	154%	258%	274%	261%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 676,000	$ 93,000,000

Putnam employees	$8,104,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Sheba Alexander and Kelsey Chen do not manage any other Putnam mutual funds. They may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended August 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006							•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 9th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Health/Biotechnology Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

62nd	81st	68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 179, 165, and 119 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the three-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that relative performance suffered in part because the fund was less concentrated than some competitors in particular industries and sectors with strong performance over recent periods. The Trustees also considered that Putnam Management had made enhancements to the fund’s portfolio construction process, which focuses on understanding the correlation among securities in the fund’s portfolio, that it believed would strengthen the investment process.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Health/ Biotechnology Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 46%, 61%, and 70%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 81st out of 177, 79th out of 129, and 18th out of 25 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Health Sciences Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the “fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 11, 2006

The fund’s portfolio 8/31/06

COMMON STOCKS (99.6%)*

	Shares	Value

Biotechnology (19.0%)
Amgen, Inc. †	2,422,600	$164,567,218
Amylin Pharmaceuticals, Inc. † (S)	607,400	27,533,442
Basilea Pharmaceutical 144A (Switzerland) †	45,000	6,461,950
Biogen Idec, Inc. †	1,242,500	54,843,950
Genentech, Inc. †	1,417,500	116,972,100
Genzyme Corp. †	695,200	46,043,096
Idenix Pharmaceuticals, Inc. † (S)	611,035	6,177,564
MedImmune, Inc. † (S)	1,527,500	42,220,100
Neurocrine Biosciences, Inc. † (S)	231,600	2,684,244
		467,503,664

Health Care Services (15.8%)
Cardinal Health, Inc.	924,960	62,360,803
Caremark Rx, Inc.	504,400	29,224,936
Charles River Laboratories International, Inc. † (S)	471,400	19,157,696
CIGNA Corp.	315,600	35,684,892
Community Health Systems, Inc. †	782,400	30,325,824
Coventry Health Care, Inc. †	447,000	24,245,280
Health Management Associates, Inc. Class A (S)	1,250,000	26,137,500
Lincare Holdings, Inc. † (S)	597,400	22,121,722
Medco Health Solutions, Inc. †	326,000	20,658,620
Omnicare, Inc. (S)	393,400	17,824,954
Triad Hospitals, Inc. † (S)	666,400	29,361,584
WellPoint, Inc. †	901,100	69,754,151
		386,857,962

Medical Technology (18.5%)
Baxter International, Inc.	1,078,200	47,850,516
Beckman Coulter, Inc. (S)	198,300	10,860,891
Becton, Dickinson and Co. (S)	605,100	42,175,470
Boston Scientific Corp. †	4,008,400	69,906,496
Edwards Lifesciences Corp. † (S)	360,400	16,827,076
Hospira, Inc. †	618,600	22,659,318
Medtronic, Inc.	2,224,200	104,314,980
Nobel Biocare Holding AG (Switzerland)	166,350	40,487,587
PerkinElmer, Inc.	606,900	11,185,167
Respironics, Inc. †	204,600	7,551,786
St. Jude Medical, Inc. †	1,512,000	55,051,920
Synthes, Inc. (Switzerland)	233,200	25,427,616
		454,298,823

Pharmaceuticals (46.3%)
Abbott Laboratories (S)	1,286,900	62,672,030
Astellas Pharma, Inc. (Japan)	1,142,000	46,353,884
Barr Pharmaceuticals, Inc. †	889,900	50,279,350
Cephalon, Inc. † (S)	230,700	13,154,514

COMMON STOCKS (99.6%)* continued

	Shares	Value

Pharmaceuticals continued
Daiichi Sankyo Co., Ltd. (Japan)	2,064,000	$57,025,326
Eli Lilly Co.	1,435,600	80,293,108
GlaxoSmithKline PLC ADR (United Kingdom)	1,372,700	77,941,906
Johnson & Johnson	2,625,700	169,777,762
Mylan Laboratories, Inc.	1,722,000	34,991,040
Novartis AG (Switzerland)	1,964,811	111,981,156
Par Pharmaceutical Cos., Inc. † (S)	369,200	6,627,140
Pfizer, Inc.	3,939,000	108,558,840
Roche Holding AG (Switzerland)	863,300	158,918,360
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,007,600	35,024,176
Wyeth	2,500,200	121,759,741
		1,135,358,333

Total common stocks (cost $1,762,194,508)		$2,444,018,782

SHORT-TERM INVESTMENTS (4.4%)*

	Principal amount /shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.22% to 5.44%
and due dates ranging from September 1, 2006
to October 6, 2006 (d)	$99,435,266	$99,265,431
Putnam Prime Money Market Fund (e)	9,243,662	9,243,662

Total short-term investments (cost $108,509,093)		$108,509,093

TOTAL INVESTMENTS

Total investments (cost $1,870,703,601)		$2,552,527,875

* Percentages indicated are based on net assets of $2,454,224,083.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

Distribution of investments by country of issue at August 31, 2006 (as a percentage of Portfolio Value):

Israel	1.4%
Japan	4.2
Switzerland	14.0
United Kingdom	3.2
United States	77.2

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/06 (aggregate face value $151,892,066)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 7,864,758	$ 7,663,668	10/18/06	$ 201,090
British Pound	74,874,522	73,509,316	9/20/06	1,365,206
Canadian Dollar	6,549,332	6,470,654	10/18/06	78,678
Danish Krone	11,806,748	11,998,743	9/20/06	(191,995)
Euro Dollar	51,400,645	52,249,685	9/20/06	(849,040)

Total				$ 603,939

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/06 (aggregate face value $223,320,275)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro Dollar	$ 10,620,538	$ 10,491,043	9/20/06	$ (129,495)
Japanese Yen	14,671,342	15,006,677	11/15/06	335,335
Swiss Franc	192,481,759	197,822,555	9/20/06	5,340,796

Total				$5,546,636

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06

ASSETS

Investments in securities, at value, including $96,047,198 of securities on loan (Note 1)
Unaffiliated issuers (identified cost $1,861,459,939)	$2,543,284,213
Affiliated issuers (identified cost $9,243,662) (Note 5)	9,243,662

Cash	1,073

Foreign currency (cost $21) (Note 1)	22

Dividends, interest and other receivables	4,227,038

Receivable for shares of the fund sold	601,729

Receivable for open forward currency contracts (Note 1)	7,321,105

Receivable for closed forward currency contracts (Note 1)	541,879

Receivable for foreign tax reclaim	984,534

Total assets	2,566,205,255

LIABILITIES

Payable for shares of the fund repurchased	4,370,231

Payable for compensation of Manager (Notes 2 and 5)	3,470,355

Payable for investor servicing and custodian fees (Note 2)	524,915

Payable for Trustee compensation and expenses (Note 2)	358,433

Payable for administrative services (Note 2)	2,845

Payable for distribution fees (Note 2)	1,277,795

Payable for open forward currency contracts (Note 1)	1,170,530

Payable for closed forward currency contracts (Note 1)	1,131,665

Collateral on securities loaned, at value (Note 1)	99,265,431

Other accrued expenses	408,972

Total liabilities	111,981,172

Net assets	$2,454,224,083

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,585,871,825

Undistributed net investment income (Note 1)	174,473

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	180,152,065

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	688,025,720

Total — Representing net assets applicable to capital shares outstanding	$2,454,224,083

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,792,142,066 divided by 28,147,993 shares)	$63.67

Offering price per class A share
(100/94.75 of $63.67)*	$67.20

Net asset value and offering price per class B share
($568,990,967 divided by 9,963,667 shares)**	$57.11

Net asset value and offering price per class C share
($39,632,160 divided by 655,934 shares)**	$60.42

Net asset value and redemption price per class M share
($27,134,307 divided by 450,650 shares)	$60.21

Offering price per class M share
(100/96.75 of $60.21)*	$62.23

Net asset value, offering price and redemption price per class R share
($733,287 divided by 11,645 shares)	$62.97

Net asset value, offering price and redemption price per class Y share
($25,591,296 divided by 395,880 shares)	$64.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/06

INVESTMENT INCOME

Dividends (net of foreign tax of $851,822)	$ 28,110,282

Interest (including interest income of $859,835
from investments in affiliated issuers) (Note 5)	920,958

Securities lending	341,692

Total investment income	29,372,932

EXPENSES

Compensation of Manager (Note 2)	14,828,541

Investor servicing fees (Note 2)	6,313,802

Custodian fees (Note 2)	507,220

Trustee compensation and expenses (Note 2)	116,812

Administrative services (Note 2)	51,438

Distribution fees — Class A (Note 2)	4,427,510

Distribution fees — Class B (Note 2)	7,444,070

Distribution fees — Class C (Note 2)	429,847

Distribution fees — Class M (Note 2)	223,890

Distribution fees — Class R (Note 2)	2,447

Other	919,048

Non-recurring costs (Notes 2 and 6)	31,699

Costs assumed by Manager (Notes 2 and 6)	(31,699)

Fees waived and reimbursed by Manager (Notes 5 and 6)	(418,185)

Total expenses	34,846,440

Expense reduction (Note 2)	(421,425)

Net expenses	34,425,015

Net investment income	(5,052,083)

Net realized gain on investments (net of foreign tax
of $276,300) (Notes 1 and 3)	218,708,094

Net realized gain on foreign currency transactions (Note 1)	7,336,207

Net realized gain on written options (Notes 1 and 3)	266,150

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	4,414,450

Net unrealized depreciation of investments during the year	(99,523,792)

Net gain on investments	131,201,109

Net increase in net assets resulting from operations	$126,149,026

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/06	8/31/05

Operations:
Net investment loss	$ (5,052,083)	$ (4,406,999)

Net realized gain on investments and foreign currency
transactions	226,310,451	245,170,504

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(95,109,342)	263,248,889

Net increase in net assets resulting from operations	126,149,026	504,012,394

Distributions to shareholders: (Note 1)

From net realized short-term gain on investments

Class A	(42,254,835)	—

Class B	(21,611,398)	—

Class C	(1,127,732)	—

Class M	(786,589)	—

Class R	(9,985)	—

Class Y	(590,615)	—

From net realized long-term gain on investments

Class A	(79,853,787)	(114,159,540)

Class B	(40,841,528)	(71,822,844)

Class C	(2,131,205)	(3,157,733)

Class M	(1,486,507)	(2,379,074)

Class R	(18,871)	(8,597)

Class Y	(1,116,153)	(2,022,194)

Redemption fees (Note 1)	2,417	5,451

Decrease from capital share transactions (Note 4)	(270,634,533)	(415,726,470)

Total decrease in net assets	(336,312,295)	(105,258,607)

NET ASSETS

Beginning of year	2,790,536,378	2,895,794,985

End of year (including undistributed net investment
income and distributions in excess of net investment
income of $174,473, and $1,780,755, respectively)	$2,454,224,083	$2,790,536,378

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006	$64.87	.02(d,e)	3.29	3.31	—	(4.51)	(4.51)	—(g)	$63.67	5.28(e)	$1,792,142	1.10(d,e)	.04(d,e)	16.99
August 31, 2005	57.80	.07(d,f)	11.00	11.07	—	(4.00)	(4.00)	—(g)	64.87	20.14(f)	1,799,442	1.10(d,f)	.12(d,f)	30.55
August 31, 2004	53.97	.05(d)	4.15	4.20	(.37)	—	(.37)	—(g)	57.80	7.79	1,739,957	1.13(d)	.09(d)	49.91
August 31, 2003	50.99	.11	2.87	2.98	—	—	—	—	53.97	5.85	2,243,357	1.07	.22	52.52
August 31, 2002	65.80	.04	(12.41)	(12.37)	—	(2.44)	(2.44)	—	50.99	(19.55)	2,443,292	1.00	.06	64.55

CLASS B
August 31, 2006	$59.06	(.41)(d,e)	2.97	2.56	—	(4.51)	(4.51)	—(g)	$57.11	4.49(e)	$568,991	1.85(d,e)	(.72)(d,e)	16.99
August 31, 2005	53.34	(.35)(d,f)	10.07	9.72	—	(4.00)	(4.00)	—(g)	59.06	19.25(f)	882,880	1.85(d,f)	(.64)(d,f)	30.55
August 31, 2004	49.86	(.35)(d)	3.83	3.48	—	—	—	—(g)	53.34	6.98	1,042,683	1.88(d)	(.66)(d)	49.91
August 31, 2003	47.46	(.26)	2.66	2.40	—	—	—	—	49.86	5.06	1,334,170	1.82	(.53)	52.52
August 31, 2002	61.85	(.39)	(11.56)	(11.95)	—	(2.44)	(2.44)	—	47.46	(20.14)	1,475,577	1.75	(.69)	64.55

CLASS C
August 31, 2006	$62.22	(.43)(d,e)	3.14	2.71	—	(4.51)	(4.51)	—(g)	$60.42	4.50(e)	$39,632	1.85(d,e)	(.71)(d,e)	16.99
August 31, 2005	56.00	(.37)(d,f)	10.59	10.22	—	(4.00)	(4.00)	—(g)	62.22	19.22(f)	45,699	1.85(d,f)	(.64)(d,f )	30.55
August 31, 2004	52.34	(.37)(d)	4.03	3.66	—	—	—	—(g)	56.00	6.99	47,401	1.88(d)	(.66)(d)	49.91
August 31, 2003	49.82	(.27)	2.79	2.52	—	—	—	—	52.34	5.06	66,803	1.82	(.53)	52.52
August 31, 2002	64.81	(.40)	(12.15)	(12.55)	—	(2.44)	(2.44)	—	49.82	(20.14)	72,725	1.75	(.69)	64.55

CLASS M
August 31, 2006	$61.88	(.28)(d,e)	3.12	2.84	—	(4.51)	(4.51)	—(g)	$60.21	4.75(e)	$27,134	1.60(d,e)	(.47)(d,e)	16.99
August 31, 2005	55.57	(.22)(d,f)	10.53	10.31	—	(4.00)	(4.00)	—(g)	61.88	19.55(f)	32,845	1.60(d,f)	(.39)(d,f)	30.55
August 31, 2004	51.85	(.23)(d)	3.99	3.76	(.04)	—	(.04)	—(g)	55.57	7.25	35,491	1.63(d)	(.41)(d)	49.91
August 31, 2003	49.23	(.14)	2.76	2.62	—	—	—	—	51.85	5.32	50,605	1.57	(.28)	52.52
August 31, 2002	63.91	(.26)	(11.98)	(12.24)	—	(2.44)	(2.44)	—	49.23	(19.94)	60,932	1.50	(.44)	64.55

CLASS R
August 31, 2006	$64.36	(.12)(d,e)	3.24	3.12	—	(4.51)	(4.51)	—(g)	$62.97	5.02(e)	$733	1.35(d,e)	(.19)(d,e)	16.99
August 31, 2005	57.51	—(d,f,g)	10.85	10.85	—	(4.00)	(4.00)	—(g)	64.36	19.85(f)	320	1.35(d,f)	—(d,f,h)	30.55
August 31, 2004	53.89	(.06)(d)	4.12	4.06	(.44)	—	(.44)	—(g)	57.51	7.54	17	1.38(d)	(.10)(d)	49.91
January 21, 2003†-
August 31, 2003	50.74	(.01)	3.16	3.15	—	—	—	—	53.89	6.21*	1	.82*	(.02)*	52.52

CLASS Y
August 31, 2006	$65.64	.18(d,e)	3.33	3.51	—	(4.51)	(4.51)	—(g)	$64.64	5.54(e)	$25,591	.85(d,e)	.28(d,e)	16.99
August 31, 2005	58.30	.22(d,f)	11.12	11.34	—	(4.00)	(4.00)	—(g)	65.64	20.44(f)	29,351	.85(d,f)	.37(d,f)	30.55
August 31, 2004	54.45	.21(d)	4.17	4.38	(.53)	—	(.53)	—(g)	58.30	8.06	30,247	.88(d)	.35(d)	49.91
August 31, 2003	51.31	.26	2.88	3.14	—	—	—	—	54.45	6.12	31,851.82		.48	52.52
August 31, 2002	66.03	.20	(12.48)	(12.28)	—	(2.44)	(2.44)	—	51.31	(19.34)	28,530.75		.33	64.55

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	8/31/06	8/31/05	8/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended August 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.01

Class C	0.01	0.01

Class M	0.01	0.01

Class R	0.01	0.02

Class Y	0.01	0.02

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.02	0.03%

Class B	0.02	0.03

Class C	0.02	0.03

Class M	0.02	0.03

Class R	0.02	0.04

Class Y	0.02	0.03

(g) Amount represents less than $0.01 per share.

(h) Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06

Note 1: Significant accounting policies

Putnam Health Sciences Trust (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translationThe accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $96,047,198. The fund received cash collateral of $99,265,431 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains and straddle loss deferrals. Of these differences, wash sales represent a significant amount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2006, the fund reclassified $7,007,311 to increase undistributed net investment income and $12,737,959 to increase paid-in-capital, with an decrease to accumulated net realized gains of $19,745,270.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2006 were as follows:

Unrealized appreciation	$ 730,657,040
Unrealized depreciation	(84,883,252)
————————
Net unrealized appreciation	645,773,788
Undistributed ordinary income	6,517,115
Undistributed short-term gain	32,648,254
Undistributed long-term gain	184,687,364
Cost for federal income
tax purposes	$1,906,754,087

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended August 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the year ended August 31, 2006, Putnam Management has assumed $31,699 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2006, the fund incurred $6,821,022 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2006, the fund’s expenses were reduced by $421,425 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $723, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the

Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $85,698 and $1,317 from the sale of class A and class M shares, respectively, and received $545,210 and $2,425 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A shares. For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $4,987 and no monies on class A and class M redemptions, respectively.

Note 3: Purchase and sales of securities

During the year ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $440,970,991 and $856,892,193, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended August 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	$ —	$ —

Options opened	—	—
Options exercised	855,075	860,390
Options expired	855,075	860,390
Options closed	—	—

Written options
outstanding at
end of year	$ —	$ —

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 8/31/06:
Shares sold	4,417,978	$ 276,183,673

Shares issued
in connection
with reinvestment
of distributions	1,735,946	107,750,071

	6,153,924	383,933,744

Shares
repurchased	(5,744,875)	(360,928,664)

Net increase	409,049	$ 23,005,080

Year ended 8/31/05:
Shares sold	3,062,467	$ 183,650,312

Shares issued
in connection
with reinvestment
of distributions	1,775,558	100,816,200

	4,838,025	284,466,512

Shares
repurchased	(7,201,517)	(429,113,903)

Net decrease	(2,363,492)	$ (144,647,391)

CLASS B	Shares	Amount

Year ended 8/31/06:
Shares sold	570,269	$ 32,457,733

Shares issued
in connection
with reinvestment
of distributions	986,940	55,248,962

	1,557,209	87,706,695

Shares
repurchased	(6,543,627)	(368,894,975)

Net decrease	(4,986,418)	$(281,188,280)

Year ended 8/31/05:
Shares sold	697,077	$ 37,964,761

Shares issued
in connection
with reinvestment
of distributions	1,210,172	62,892,630

	1,907,249	100,857,391

Shares
repurchased	(6,505,269)	(354,891,662)

Net decrease	(4,598,020)	$(254,034,271)

CLASS C	Shares	Amount

Year ended 8/31/06:
Shares sold	93,211	$ 5,616,393

Shares issued
in connection
with reinvestment
of distributions	46,837	2,774,162

	140,048	8,390,555

Shares
repurchased	(218,534)	(13,070,301)

Net decrease	(78,486)	$ (4,679,746)

Year ended 8/31/05:
Shares sold	88,293	$ 5,117,786

Shares issued
in connection
with reinvestment
of distributions	48,743	2,669,135

	137,036	7,786,921

Shares
repurchased	(249,124)	(14,294,092)

Net decrease	(112,088)	$ (6,507,171)

CLASS M	Shares	Amount

Year ended 8/31/06:
Shares sold	25,126	$ 1,502,478

Shares issued
in connection
with reinvestment
of distributions	35,947	2,117,626

	61,073	3,620,104

Shares
repurchased	(141,221)	(8,429,578)

Net decrease	(80,148)	$ (4,809,474)

Year ended 8/31/05:
Shares sold	35,641	$ 2,059,969

Shares issued
in connection
with reinvestment
of distributions	40,653	2,209,464

	76,294	4,269,433

Shares
repurchased	(184,145)	(10,500,172)

Net decrease	(107,851)	$ (6,230,739)

CLASS R	Shares	Amount

Year ended 8/31/06:
Shares sold	7,534	$ 467,719

Shares issued
in connection
with reinvestment
of distributions	469	28,856

	8,003	496,575

Shares
repurchased	(1,329)	(82,349)

Net increase	6,674	$414,226

Year ended 8/31/05:
Shares sold	5,120	$299,650

Shares issued
in connection
with reinvestment
of distributions	152	8,597

	5,272	308,247

Shares
repurchased	(599)	(35,110)

Net increase	4,673	$273,137

CLASS Y	Shares	Amount

Year ended 8/31/06:
Shares sold	100,261	$ 6,495,135

Shares issued
in connection
with reinvestment
of distributions	27,135	1,706,768

	127,396	8,201,903

Shares
repurchased	(178,677)	(11,578,242)

Net decrease	(51,281)	$ (3,376,339)

Year ended 8/31/05:
Shares sold	120,024	$ 7,233,105

Shares issued
in connection
with reinvestment
of distributions	35,260	2,022,194

	155,284	9,255,299

Shares
repurchased	(226,898)	(13,835,334)

Net decrease	(71,614)	$ (4,580,035)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2006, management fees paid were reduced by $25,736 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $859,835 for the year ended August 31, 2006. During the year ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $393,731,981 and $439,214,479, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $798,321 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In connection with a settlement between Putnam and the fund’s Trustees the fund received $392,449 during the period, from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of Operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $184,688,498 as long term capital gain, for its taxable year ended August 31, 2006.

The fund designated 50.60% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2006, the fund hereby designates 73.88%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended August 31, 2006. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Merrill Lynch, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended August 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and Thomas Weisel Partners.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and Principal	Since 2004
Executive Officer
Senior Managing Director, Putnam
Since 1989	Investments, Putnam Management
and Putnam Retail Management. Prior
Jonathan S. Horwitz (Born 1955)	to 2003, Senior Vice President, United
Senior Vice President and Treasurer	Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam
Vice President and Principal Financial Officer	Investments, Putnam Management
Since 2002	and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Senior Managing Director, Putnam	Research & Management Company
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP	Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Michael T. Healy (Born 1958)	Since 2004
Assistant Treasurer and Principal
Accounting Officer	Managing Director, Putnam Investments
Since 2000
Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)
Vice President	Managing Director, Putnam Investments
Since 2002
Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
James P. Pappas (Born 1953)
Vice President	Wanda M. McManus (Born 1947)
Since 2004	Vice President, Senior Associate Treasurer
and Assistant Clerk
Managing Director, Putnam Investments	Since 2005
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Management Corporation; prior to 2001,	Vice President, Assistant Clerk,
President and Chief Executive Officer,	Assistant Treasurer and Proxy Manager
UAM Investment Services, Inc.	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	W. Thomas Stephens	Vice President and
Management, LLC	Richard B. Worley	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	Charles A. Ruys de Perez
	George Putnam, III	Vice President and
Marketing Services	President	Chief Compliance Officer
Putnam Retail Management
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Associate Treasurer,	BSA Compliance Officer
Custodian	Compliance Liaison and
Putnam Fiduciary	Principal Executive Officer	Judith Cohen
Trust Company		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Senior Vice President
Ropes & Gray LLP	and Treasurer	Wanda M. McManus
Vice President, Senior Associate
Independent Registered	Steven D. Krichmar	Treasurer and Assistant Clerk
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer and	Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Robert E. Patterson
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN008 237333 10/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2006	$ 75,597*	$ 677	$11,877	$ 2,192
August 31, 2005	$ 65,402*	$--	$ 4,362	$ 1,516

* Includes fees of $2,307and $1,649 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2006 and August 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2006 and August 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 284,416 and $193,625 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2006	$ -	$ 153,160	$ -	$ -
August
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Health Sciences Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006